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                                                                    EXHIBIT 4.1

                        SPECIMEN COMMON STOCK CERTIFICATE


     The common stock certificate indicates that the corporation is incorporated under the laws of the State of Delaware, the par value of the shares is $.01 and that the shares are denominated Common Stock. The certificate further states that it is transferable in New York, New York and lists the CUSIP number. The certificate states that the shares are fully paid and non-assessable shares, and the certificate bears the seal of the corporation along with the signatures of the Chief Executive Officer and the Secretary of the corporation and the countersignature of First Chicago Trust Company of New York, Transfer Agent and Registrar.

               The reverse side of the certificate is as follows:


                            Monterey Resources, Inc.


     Any shareholder may obtain, without charge, by request to the Office of the Secretary of the Corporation, a statement of the rights, preferences, powers, privileges and restrictions granted to or imposed upon each class or series of shares authorized to be issued by the Corporation and upon the holders thereof.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM           --       as tenants in common
 TEN END           --       as tenants by the entireties
  JT TEN           --       as joint tenants with right of survivorship and
                            not as tenants in common

  UNIF GIFT MIN ACT  -- _____________ Custodian _______________
                            (Cust)                  (Minor)
                  under Uniform Gift to Minors Act ______________________
                                                            (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received __________________________________________________________
hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

shares represented by the within Certificate and do hereby irrevocably
constitute and appoint                 Attorney to transfer the said shares on
the share register of the within-named Corporation, with full power of substitution in the premises.


Dated ________________

NOTICE: The signature to this Assignment must correspond with the name(s) as written upon the face of the certificate in every particular without alternation or enlargement or any change whatever.


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                                                              SIGNATURE